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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 8, 2000
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                                  GUESS ?, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                      1-11893                95-3679695
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(State or Other Jurisdiction       (Commission File         (IRS Employer
     of Incorporation)                 Number)            Identification No.)

1444 South Alameda Street, Los Angeles, California            90021
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:   (213) 765-3100
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          (Former Name or Former Address, if Changed since Last Report)


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Item 5.  Other Events.

         On May 8, 2000, Guess ?, Inc. issued a press release reporting the results of its retail sales for the month of April 2000. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Press Release issued by Guess ?, Inc. on May 8, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GUESS ?, INC.
                                  (Registrant)

                                  By:  /s/ Brian L. Fleming
                                       -----------------------------------------
                                       Name: Brian L. Fleming
                                       Title: Executive Vice President and
                                              Chief Financial Officer

Date:    May 24, 2000


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                                  EXHIBIT INDEX

Exhibit No.       Title
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99.1              Press Release issued by Guess ?, Inc. on May 8, 2000


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